UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 6, 2017

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 6, 2017, Northwest Natural Gas Company (“NW Natural”) sent a notice (the “Notice”) to its directors and executive officers informing them that, in order to facilitate a transition of the assets and administration of the Northwest Natural Gas Company Retirement K Savings Plan (the “Plan”) from T. Rowe Price to Fidelity, Plan participants will be unable to make changes to their Plan accounts, direct or diversify the investments in their Plan accounts, including in NW Natural common stock, or obtain loans or distributions from the Plan, during the period beginning at 4:00 p.m. Eastern Time on December 6, 2017 and ending during the week of December 17, 2017 (the “Blackout Period”). During the week of December 17, 2017, directors and officers may obtain information about whether the Blackout Period has ended, free of charge, by contacting the person listed below.

The Notice also states that, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR (Blackout Trading Restriction), during the Blackout Period, NW Natural’s directors and executive officers will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring shares of NW Natural common stock and derivative securities acquired in connection with their service or employment as a director or an executive officer of NW Natural. The Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Inquiries concerning the Notice or the Blackout Period, including the beginning and ending dates thereof (and for a period of two years after the ending date of the Blackout Period), may be directed without charge to:

Northwest Natural Gas Company

220 N.W. Second Avenue

Portland, Oregon 97209

Attention: Shawn M. Filippi, Vice President, Chief Compliance Officer and Corporate Secretary

Telephone number: (503) 226-4211

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

99.1	Notice to Directors and Executive Officers of NW Natural Gas Company dated November 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: November 6, 2017	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and
Corporate Secretary